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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 23, 2001



                          ENTERCOM COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


     PENNSYLVANIA               001-14461                  23-1701044

   (State or Other             (Commission                (IRS Employer
   Jurisdiction of              File Number)            Identification No.)
    Incorporation)



           401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (610) 660-5610


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Deloitte & Touche LLP ("Deloitte") has served as the independent accountant for Entercom Communications Corp. ("Entercom"). Entercom dismissed Deloitte as its independent accountant on March 23, 2001, and engaged Arthur Andersen LLP ("Andersen") as the new independent accountant for Entercom as of such date. The decision to change accountants was recommended by the audit committee to the board of directors and was approved by the board of directors. Deloitte's reports on Entercom's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1999 and December 31, 2000, and the subsequent interim period through March 23, 2001, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report. There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during the fiscal years ended December 31, 1999 and 2000 and the subsequent interim period through March 23, 2001.

         Entercom has provided Deloitte with a copy of the disclosures it is making in this Item 4. Deloitte has furnished Entercom with a letter addressed to the Commission stating whether or not it agrees with the statements made by Entercom in this Item 4. Entercom has filed a copy of Deloitte's letter as
Exhibit 16.1 to this Current Report on Form 8-K.

         During the fiscal years ended December 31, 1999 and 2000 and during the subsequent interim period through March 23, 2001, preceding the engagement of Andersen, neither Entercom nor anyone on its behalf consulted with Andersen regarding the application of accounting principles to any transactions, either completed or proposed; or the type of audit opinion that might be rendered on Entercom's financial statements, in each case with respect to which either a written report or oral advice was provided that Andersen concluded was an important factor considered by Entercom in reaching a decision as to the issue. In June 1998, Sinclair Broadcast Group, Inc. ("Sinclair") acquired certain radio broadcast stations from Heritage Media Services, Inc. and immediately sold seven of these stations to Entercom. As a result of this acquisition, Entercom was required to include certain audited financial statements pertaining to the seven stations in Entercom's filings with the Commission. Andersen was the independent accountant for Sinclair at the time of this acquisition and was doing the audit work for Sinclair in connection with the acquisition. Entercom engaged Andersen to prepare the audit for the seven stations that Entercom acquired due to Andersen's association with the transaction. In addition, in December 1999 and July 2000, Entercom acquired additional radio broadcast stations from Sinclair. As a result of these acquisitions, Entercom was required to include certain audited financial statements pertaining to these stations in Entercom's filings with the Commission. Andersen had audited certain financial statements pertaining to these stations for Sinclair and provided Entercom with consents to use these audited financial statements in certain of Entercom's filings with the Commission.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements

                  Financial Statements are not required pursuant to Rule 3-05(b) of Regulation S-X of the Securities Act of 1933, as amended.

         (b)      Pro Forma Financial Information

                  Pro Forma financial information is not required pursuant to Rule 11-01 of Regulation S-X of the Securities Act of 1933, as amended.
 .

         (c)      Exhibits

         16.1                  Letter from Deloitte & Touche LLP
                               to the Securities and Exchange
                               Commission re: Entercom's Form 8-K
                               filed on March 28, 2001

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENTERCOM COMMUNICATIONS CORP.



Date: March 28, 2001                      By: /s/ Stephen F. Fisher
                                          --------------------------------------
                                          Stephen F. Fisher, Executive Vice
                                          President and Chief Financial Officer